                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 15, 2002



                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)




                       See Table of Additional Registrants



           DELAWARE                    333-56239-01             43-1144353
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)

                        8717 WEST 110TH STREET, SUITE 300
                           OVERLAND PARK, KANSAS 66210
                                 (913) 345-1250
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                             JURISDICTION OF           COMMISSION               IRS EMPLOYER
          NAME                INCORPORATION            FILE NUMBER           IDENTIFICATION NO.
-------------------------  -------------------    --------------------    -----------------------
La Petite Academy, Inc.          Delaware               333-56239                43-1243221


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ITEM 5.  OTHER EVENTS

As previously disclosed, La Petite Academy (the "Company") was not in compliance with certain of the financial covenants contained in the Credit Agreement for the third quarter ended April 6, 2002 and had received limited waivers thereunder on May 20, 2002 and August 15, 2002 through the periods ended August 15, 2002 and September 30, 2002, respectively. In addition, the Company was not in compliance with certain of the financial and informational covenants contained in the Credit Agreement for the fourth quarter ended June 29, 2002. On September 30, 2002, the Company and its parent, LPA Holding Corp., received a limited waiver of noncompliance with such financial and informational covenants through the period ended November 1, 2002. On November 1, 2002, the Company and LPA Holding Corp. obtained an extension of the September 30, 2002 waiver. On November 15, 2002, the Company and LPA Holding Corp. obtained a further extension of the September 30, 2002 waiver. The extension received on November 15, 2002 provides that the lenders will not exercise their rights and remedies under the Credit Agreement with respect to such non-compliance during the period through December 2, 2002. In addition, the Company expects that it will not be able to comply with certain of the financial covenants contained in the Credit Agreement for the first quarter of fiscal 2003. The Company and LPA Holding Corp. expect to continue discussions with the lenders under the Credit Agreement
(a) to obtain a permanent waiver of the covenant non-compliance for the quarterly periods ending April 6, 2002 and June 29, 2002, (b) to obtain a permanent waiver of the covenant non-compliance (if any) occurring if the Company is required to restate its financial statements for prior periods, the possibility of which restatement was previously disclosed in the Company's current report on Form 8-K filed on September 16, 2002, and (c) to amend its financial covenants, commencing with the quarterly period ending on June 29, 2002, based on the Company's current operating conditions and projections. There can be no assurance that the Company and LPA Holding Corp. will be able to obtain such a permanent waiver and/or amendment to the Credit Agreement. The failure to do so would have a material adverse effect on the Company and LPA Holding Corp.

        A copy of the extension of waiver dated November 15, 2002, discussed above is attached hereto as Exhibit 10.1, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Number   Description of Exhibits

10.1 Second Extension to Third Limited Waiver dated as of November 15, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.

SIGNATURE
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LPA HOLDING CORP.

Dated November 19, 2002                 /s/ Michael F. Czlonka
                                        ------------------------
                                        By:  Michael F. Czlonka
                                             -------------------
                                        Chief Financial Officer and Secretary
                                        and duly authorized representative of
                                        the registrant

SIGNATURE
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LA PETITE ACADEMY, INC.

Dated November 19, 2002                 /s/ Michael F. Czlonka
                                        ----------------------
                                        By:  Michael F. Czlonka
                                        Chief Financial Officer and Secretary
                                        and duly authorized representative of
                                        the registrant

                                  EXHIBIT INDEX


Exhibit
Number       Description of Exhibits
------       -----------------------

10.1 Second Extension to Third Limited Waiver dated as of November 15, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.